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                                                                  EXHIBIT 99.526

                                                       CALIFORNIA POWER EXCHANGE



                          PX TO ISO INTERFACE TRAINING

                            Ancillary Services Bids

                                Adjustment Bids

                            Supplemental Energy Bids






January 20, 1998

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                                                       CALIFORNIA POWER EXCHANGE




                                     Agenda



-    Ancillary Services (AS) Bids

-    Ancillary Services Auction

-    Adjustment Bids

-    AS & Adjustment Bid Interaction

-    Supplemental Energy Bids

-    Real Time Auction








January 31, 1998
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                                                       CALIFORNIA POWER EXCHANGE



                                    Purpose


- To ensure an understanding of how to enter each type of bid in the PX Trade
     Application.

-    To provide an understanding of how the
     ISO manipulates and uses the bids in its auctions.

-    To identify any known issues with the
     interpretation of the bids at the ISO.






January 31, 1998
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                                                       CALIFORNIA POWER EXCHANGE




Ancillary Services (AS) Bids


Some components of AS Bids from a Resource:

     -    Specified by AS type supplied by the resource

            -  Capacity

            -  Cost per MW

     -    Specified once for all AS supplied by the resource

            -  Operating limits

            -  Ramp rate

            -  Energy price curve






January 31, 1998
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                                                       CALIFORNIA POWER EXCHANGE





AS Bids - Physical NOT Effective

-    AS bids specify physical quantities
     (measured at the resource site)

     -    AS bids do NOT specify effective quantities
          (measured net of losses at the load center)

- AS bids differ in this from schedules and adjustment bids for congestion management

     -    Schedules and CM adjustment bids give
          effective quantities net of losses, NOT physical measured at the resource site



January 31, 1998

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CALIFORNIA POWER EXCHANGE


                               AS Bids - Capacity



Data Requirements (for Spinning, Non-Spinning
& Replacement Reserves):

     -    Capacity
     -    $/MW reservation price
     -    Ramp Rate (MWh/minute)
     -    Operating Limits (upper, lower)
     -    Energy price curve






January 31, 1998

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                                                       CALIFORNIA POWER EXCHANGE





                             AS Bid Default Values


-    The Operating Limits and Ramp Rate will
     be defaulted to the values defined for the resource in the Trade Application register.















January 31, 1998

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                                                       CALIFORNIA POWER EXCHANGE



                               AS Bids - Capacity




-    Assumptions:

       - IPS = 90 MWh (Initial Preferred Schedule -- the effective energy scheduled for resource)
       -  GMM = 0.90 (Generation Meter Multiplier)
       - Unit Capacity = 300 MW (max physical output measured at resource site, not at load center)

- The most that the resource can supply to meet ISO reserve requirements is 200 MW
       -  Unit Capacity - IPS/GMM or 300-100 = 200









January 31, 1998

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                                                       CALIFORNIA POWER EXCHANGE




                               AS BIDS - CAPACITY



-    To bid to serve 200 MW of ISO's Spinning
     Reserve requirement

       - Enter the maximum level to which the unit will permit the ISO to dispatch it to supply both the unit's IPS and the energy from spinning reserve

-    Enter the following into the PX Trade
     Application:

       -  Spin Capacity in Bid + IPS/GMM or
          200 + 90/.90 = 300 MW







January 31, 1998
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                                                       CALIFORNIA POWER EXCHANGE




                               AS Bids - Capacity



                                   [GRAPHIC]






January 31, 1998
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                                                       CALIFORNIA POWER EXCHANGE




                               AS Bids - Capacity



-    Non-Spinning Reserve capacity and
     Replacement Reserve capacity is bid in the same fashion as Spinning Reserve capacity

-    Additional information is required in Non-
     Spinning and Replacement Reserves bids:

       -  minutes to synch (for generators)

       -  curtailable duration (for loads)








January 31, 1998
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                                                       CALIFORNIA POWER EXCHANGE



                               AS Bids - Capacity


                                   [GRAPHIC]



January 31, 1998
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                                                       CALIFORNIA POWER EXCHANGE

                               AS BIDS - CAPACITY

- ISO PERFORMS VALIDITY CHECKS ON AS BIDS.

  THESE INCLUDE:

  - FOR SPINNING RESERVES:

    (SPINNING RESERVE BID CAPACITY - IPS/GMM) < RAMP RATE * 10
                                              -
  - FOR NON-SPINNING RESERVES:

    (NON-SPINNING RESERVE BID CAPACITY - IPS/GMM)
                              < RAMP RATE * (10 - MINUTES TO SYNCH)
                              -

  - FOR REPLACEMENT RESERVES:

    (REPLACEMENT RESERVE BID CAPACITY - IPS/GMM)
                              < RAMP RATE * (60 - MINUTES TO SYNCH)
                              -


JANUARY 31, 1998
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                                                       CALIFORNIA POWER EXCHANGE

                         AS BIDS - REGULATION CAPACITY


ADDITIONAL REQUIRED DATA ELEMENTS:

     - RANGE UP

       - UPPER LIMIT TO WHICH THE UNIT WILL PERMIT THE ISO TO
         DISPATCH THE UNIT FOR REGULATION PURPOSES

         - IPS/GMM + ADDITIONAL ENERGY FOR REGULATION

     - RANGE DOWN

       - LOWER LIMIT TO WHICH THE UNIT WILL PERMIT THE ISO TO
         DISPATCH THE UNIT FOR REGULATION PURPOSES

         - IPS/GMM - DECREMENTAL ENERGY FOR REGULATION

JANUARY 31, 1998
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                                                       CALIFORNIA POWER EXCHANGE

                         AD Bids - Regulation Capacity

- Assumptions:
     - GMM = .90
     - IPS Quantity = 90 MWh
     - Unit Capacity = 300 MWh

- Suppose you want to bid the following to the ISO for Regulation:
     - MW for Regulation above schedule = 60
     - MW for Regulation below schedule = -40



January 31, 1998

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                                                       CALIFORNIA POWER EXCHANGE

                         AS Bids - Regulation Capacity

- Enter the following into the PX Trade Application:
     - Range Up:
       Additional MW + IPS/GMM
       = 60 + 90/.90 = 160

     - Range Down:
       Decremental MW + IPS/GMM
       = -40 + 90/.90 = 60



January 31, 1998

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                                                       CALIFORNIA POWER EXCHANGE

                         AS Bids - Regulation Capacity


                                   [GRAPHIC]

January 31, 1998

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                                                       CALIFORNIA POWER EXCHANGE

                         AS BIDS - REGULATION CAPACITY

The ISO pays for the Regulation Range that a unit provides:

     Range Up - Range Down

In this example, if the ISO selected the unit's regulation bid, the ISO would pay it for:

     160 - 60 = 100 MW of Regulation Capacity




January 31, 1998
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                                                       CALIFORNIA POWER EXCHANGE

                                   AS AUCTION

*    The AS auctions are held in the order:

     -    Regulation

     -    Spinning

     -    Non-Spinning

     -    Replacement

*    You can bid the same capacity to supply each type of service.




January 31, 1998
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                                                       CALIFORNIA POWER EXCHANGE

                                   AS AUCTION

Suppose you bid the following:


Type             Bid Quantity        IPS/GMM      Cap Bid to AS
Reg Up              250 MW            200 MW           50 MW
Reg Down            150 MW            200 MW          -50 MW
Spinning            300 MW            200 MW          100 MW
Non-Spinning        300 MW            200 MW          100 MW
Replacement         300 MW            200 MW          100 MW


The ISO treats the regulation bid as a bid to supply 100 MW of capacity for regulation





January 31, 1998
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                                                       CALIFORNIA POWER EXCHANGE

                                   AS AUCTION


Type              Original Cap        Won            Cap Remain
                   Bid to AS                          for AS
Regulation          100 MW             50 MW
Spinning            100 MW                             50 MW
Non-Spinning        100 MW                             50 MW
Replacement         100 MW                             50 MW





January 31, 1998
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                                                       CALIFORNIA POWER EXCHANGE

                                   AS AUCTION


TYPE                ORIGINAL CAP        WON       CAP REMAIN
                    BID TO AS                     FOR AS
-------------------------------------------------------------


REGULATION          100 MW              50 MW

SPINNING            100 MW              30 MW

NON-SPINNING        100 MW                        20 MW

REPLACEMENT         100 MW                        20 MW




JANUARY 31, 1998
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                                                       CALIFORNIA POWER EXCHANGE

                               As Auction - Issue

-    The ISO uses the Regulation Range
     (range up - range down) as the quantity in the Regulation auction.

- As a result, more is subtracted from the quantities available for the other service types than should be

     - the range down can't be used for Spinning, Non-Spinning, or Replacement reserves.


January 31, 1998
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                                                       CALIFORNIA POWER EXCHANGE

                               AS Auction - Issue

- Assume:
     - IPS/GMM = 100 (adjusted for GMM)
     - Unit capacity = 160
     - Range up = 130 and range down = 70

- In this case, the regulation range is:
     130 - 70 = 60.



January 31, 1998

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                                                       CALIFORNIA POWER EXCHANGE

                                   AS Auction

Suppose you bid the following:


Type                Bid Quantity             IPS/GMM             Cap Bid to AS
------------------------------------------------------------------------------

Reg Up              130 MW                   100 MW              30 MW
Reg Down            70 MW                    100 MW              -30 MW
Spinning            160 MW                   100 MW              60 MW
Non-Spinning        160 MW                   100 MW              60 MW
Replacement         160 MW                   100 MW              60 MW



The ISO treats the regulation bid as a bid to supply 60 MW of capacity for regulation



January 31, 1998


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                                                     CALIFORNIA POWER EXCHANGE

                                   AS Auction


Type                     Original Cap             Won            Cap Remain
---------------------------------------------------------------------------
                         Bid to AS                               for AS
                         --------------------------------------------------
Regulation               60 MW                    60 MW
Spinning                 60 MW                                   0 MW
Non-Spinning             60 MW                                   0 MW
Replacement              60 MW                                   0 MW




January 31, 1998